UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 1, 2009

U.S. Canadian Minerals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-25523	33-08843633
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

   1280 Alexandria Court
           McCarran, Nevada   89343___

(Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code: 775-343-1000

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

5.03  Amendments to Articles of Incorporation or Bylaws

On October 1, 2009, U.S. Canadian Minerals, Inc. (the “Company”) received a Certificate of Amendment to its Articles of Incorporation which acknowledged a change in the name of the Company from U.S. Canadian Minerals, Inc. to Noble Consolidated Industries Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2009

By: /s/ Thomas E. Barton Chown
General Counsel